Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	July-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1	(CON’T)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconciliations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

9/4/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	July 31, 2007
FED ID	Case Number
57-0669498	03-13183	The Thaxton Group
57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.
56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.
57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.
56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	9,983,465	—			9,983,465	9,983,465	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	10,370,621				10,370,621	10,370,621	532,471,629	485,083,871
Interest Income/Other Income	23,762				23,762	23,762	44,843,524	31,492,143
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(1,901,713)	1,901,713			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	8,492,669	1,901,713	—	—	10,394,383	10,394,383	623,617,553	516,576,014
Disbursements
Gross Payroll/Payroll Taxes		1,901,713			1,901,713	1,901,713	109,369,820	92,709,192
Sales, Use & Other Taxes	11,273				11,273	11,273	2,444,871	581,554
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	208,147				208,147	208,147	6,065,932	1,367,202
Insurance/Payroll WH paid from operating accounts	40,825				40,825	40,825	1,227,147	1,089,371
Marketing					—	—	—	—
Property Maintenance/Utilities					—	—	—	—
Other (Attach List)	1,582,441				1,582,441	1,582,441	113,470,275	107,071,465
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	6,829,897				6,829,897	6,829,897	285,217,183	279,964,931
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees - Carve-out	410,872				410,872	410,872	41,064,662	40,292,044
US Trustee Quarterly Fees	—				—	—	1,149,551	1,010,500
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—
Total Disbursements	9,083,455	1,901,713	—	—	10,985,169	10,985,169	635,194,944	526,586,259
Net Cash Flow
(Receipts less Disbursements)	(590,786)	—	—	—	(590,786)	(590,786)	(11,577,391)	(10,010,245)
Cash - End of Month	9,392,679	—	—	—	9,392,679	9,392,679	9,392,679	9,392,679
							0	0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for July-07	JOINTLY ADMINISTERED
	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	9,983,465.19	8,426,178.50	—		1,557,286.69	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	10,370,620.91	—			10,370,620.91	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	23,761.70	23,434.86			298.64	28.20
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,394,382.61	23,434.86	—	—	10,370,919.55	28.20

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	210,342.13			(217,334.03)	6,991.90
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,394,382.61	233,776.99	—	—	10,153,585.52	7,020.10

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,139,219.57	—			6,139,219.57	—
Expenses related to Loans\Thaxton Insurance Group	690,677.75	—			690,677.75	—

Subtotal - Loans	6,829,897.32	—	—		6,829,897.32	—

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	177,811.93	—			177,811.93	—
Bank Charges	16,704.07	121.76			16,582.31	—
Claims Funding*	313,999.62	—			313,999.62	—
Company Auto	18,958.41	—			18,958.41	—
Computer Costs	18,876.16	3,306.00			15,570.16	—
Dues And Subscriptions	10,161.88	69.75			10,092.13	—
Equipment Rental	3,510.60	—			3,510.60	—
Fixed Assets	47,873.18	—			47,873.18	—
Forms & Printing	46,478.52	—			46,478.52	—
Insurance	40,825.11	289.84			40,535.27	—
Meals & Entertainment	10,072.01	—			10,072.01	—
Miscellaneous	9,249.22	—			9,249.22	—
Office Expense	7,127.70	811.67			6,316.03	—
Postage	52,128.52	119.64			52,008.88	—
Prepaid Software ABS	25,979.38	—			25,979.38	—
Professional Fees-Ordinary Course	17,701.95	4,258.93			13,443.02	—
Rent	208,146.63	3,518.50			204,628.13	—
Repairs & Maintenance	22,228.57	1,997.50			20,231.07	—
Seminars & Meetings	585.42	—			585.42	—
Taxes & Licenses	11,273.28	820.82			10,452.46	—
Telephone	86,358.62	948.40			85,410.22	—
Travel	25,187.80	—			25,187.80	—
Utilities	52,060.12	531.00			51,529.12	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	21,155.66	14,135.56			—	7,020.10
Payroll Paid SMC	1,880,557.74	—			1,880,557.74	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	33,663.09	—			33,663.09	—
Credit Insurance Payments	410,871.98	—			410,871.98	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	410,585.00	410,585.00			—	—
Claims Payments	—	—
Other	48,973.37	24,734.00			24,239.37	—

Total Other Cash Disbursements	4,155,271.39	514,408.37	—		3,633,842.92	7,020.10

					—	—

TOTAL ALL CASH DISBURSEMENTS	10,985,168.71	514,408.37	—		10,463,740.24	7,020.10

	9,392,679.09	8,145,547.12	—		1,247,131.97	—

BANK ACCOUNT RECONCILED BALANCES:	9,392,679.09	8,145,547.12			1,247,131.97	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn	9/4/07
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		9,983,465.19		—	9,983,465.19

TICO Cash Collected		—	—	—	—
SM Cash Collected		10,370,620.91	—	—	10,370,620.91
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		23,761.70	—	—	23,761.70
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	10,394,382.61	—	—	10,394,382.61

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(1,901,713.40)	1,901,713.40	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	8,492,669.21	1,901,713.40	—	10,394,382.61

Cash Disbursements - Loans
Loan Proceeds Checks		6,139,219.57			6,139,219.57
Expenses related to Loans\Thaxton Insurance Group		690,677.75			690,677.75

Subtotal - Loans		6,829,897.32	—	—	6,829,897.32

		—
Cash Disbursements - Other		—
Advertising		177,811.93		—	177,811.93
Bank Charges		16,704.07	—	—	16,704.07
Claims Funding*		313,999.62		—	313,999.62
Company Auto		18,958.41	—	—	18,958.41
Computer Costs		18,876.16	—	—	18,876.16
Dues And Subscriptions		10,161.88	—	—	10,161.88
Equipment Rental		3,510.60	—	—	3,510.60
Fixed Assets		47,873.18	—	—	47,873.18
Forms & Printing		46,478.52	—	—	46,478.52
Insurance		40,825.11	—	—	40,825.11
Meals & Entertainment		10,072.01	—	—	10,072.01
Miscellaneous		9,249.22	—	—	9,249.22
Office Expense		7,127.70	—	—	7,127.70
Postage		52,128.52	—	—	52,128.52
Prepaid Software ABS		25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course		17,701.95	—	—	17,701.95
Rent		208,146.63	—	—	208,146.63
Repairs & Maintenance		22,228.57	—	—	22,228.57
Seminars & Meetings		585.42	—	—	585.42
Taxes & Licenses		11,273.28	—	—	11,273.28
Telephone		86,358.62	—	—	86,358.62
Travel		25,187.80	—	—	25,187.80
Utilities		52,060.12	—	—	52,060.12
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	21,155.66	—	21,155.66
Payroll Paid SMC		—	1,880,557.74	—	1,880,557.74
Restructuring Officer		48,000.00	—	—	48,000.00
Insurance Renewal		33,663.09	—	—	33,663.09
Credit Insurance Payments		410,871.98	—	—	410,871.98
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		410,585.00	—	—	410,585.00
Claims Payments		—	—	—	—
Other		48,973.37	—	—	48,973.37

Total Other Cash Disbursements		2,253,557.99	1,901,713.40	—	4,155,271.39

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		9,083,455.31	1,901,713.40	—	10,985,168.71

		9,392,679.09	—	—	9,392,679.09

BANK ACCOUNT RECONCILED BALANCES

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dum
Name and Date

President and Chief Restructuring Officer
Title

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	514,408.37
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	514,408.37

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	July-07	Case # 03-13183
FED ID#	57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	Wachovia Voyager 2000029484346	WACHOVIA CLAIMS DISBURSEMENT ACCOUNT 2000035296984	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	8,426,178.50	5,817,019.98	—	50,934.87	2,558,223.65	—

	—
TICO Cash Collected	—					—
SM Cash Collected						—
TIG Cash Collected	—					—
TPF Cash Collected	—	—				—
TCL Cash Collected	—					—
Other Income Collected	23,434.86	11,148.59	—	1,096.03	11,190.24	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	23,434.86	11,148.59	—	1,096.03	11,190.24	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	210,342.13	—	—	—	196,206.57	14,135.56
	—
	—					—

Total Cash receipts	233,776.99	11,148.59	—	1,096.03	207,396.81	14,135.56

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	121.76	60.88	—	—	60.88
Claims Funding*	—			—	—
Company Auto	—			—	—
Computer Costs	3,306.00			—	3,306.00
Dues And Subscriptions	69.75			—	69.75
Employee Reimbursements - collections exp	—			—	—
Equipment Rental	—			—	—
Fixed Assets	—			—	—
Forms & Printing	—			—	—
Insurance	289.84			—	289.84
Meals & Entertainment	—			—	—
Miscellaneous	—			—	—
Office Expense	811.67			—	811.67
Postage	119.64			—	119.64
Prepaid Expenses	—			—	—
Prepaid Software ABS	—			—	—
Professional Fees-Ordinary Course	4,258.93			—	4,258.93
Rent	3,518.50			—	3,518.50
Repairs & Maintenance	1,997.50			—	1,997.50
Roadgard	—			—	—
Seminars & Meetings	—			—	—
Taxes & Licenses	820.82			—	820.82
Telephone	948.40			—	948.40
Temporary Agency Staff	160.00			—	160.00
Travel	—
Utilities	531.00			—	531
Interest to Finova	—			—
Payroll Paid TTG	14,135.56		—	—		14,135.56
Payroll Paid SMC	—
Restructuring Officer	48,000.00			—	48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—			—	—
Bankruptcy Professionals	410,585.00			—	410,585
Claim Payments	—			—
Other	24,734.00			—	24,734.00

Total Other Cash Disbursements	514,408.37	60.88	—	—	500,211.93	14,135.56

TOTAL ALL CASH DISBURSEMENTS	514,408.37	60.88	—	—	500,211.93	14,135.56

	8,145,547.12	5,828,107.69	—	52,030.90	2,265,408.53	—

Book Balance per bank rec.	8,145,547.12	5,828,107.69	—	52,030.90	2,265,408.53	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other
Beginning Cash Position	8,426,178.50	—	—

		—	—
TICO Cash Collected	—	—	—
SM Cash Collected	—	—	—
TIG Cash Collected	—	—	—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	23,434.86	—	—
Proceeds from the sales of the TICO Assets

SUBTOTAL	23,434.86	—	—

	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	196,206.57	14,135.56	—
			—
	—	—	—

Total Cash receipts	219,641.43	14,135.56	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—
Expenses related to Loans	—	—	—

Subtotal - Loans	—	—	—

Cash Disbursements - Other
Advertising	—	—	—
Bank Charges	121.76	—	—
Claims Funding*	—	—	—
Company Auto	—	—	—
Computer Costs	3,306.00	—	—
Dues And Subscriptions	69.75	—	—
Employee Reimbursements - collections exp	—	—	—
Equipment Rental	—	—	—
Fixed Assets	—	—	—
Forms & Printing	—	—	—
Insurance	289.84	—	—
Meals & Entertainment	—	—	—
Miscellaneous	—	—	—
Office Expense	811.67	—	—
Postage	119.64	—	—
Prepaid Expenses	—	—	—
Prepaid Software ABS	—	—	—
Professional Fees-Ordinary Course	4,258.93	—	—
Rent	3,518.50	—	—
Repairs & Maintenance	1,997.50	—	—
Roadgard	—	—	—
Seminars & Meetings	—	—	—
Taxes & Licenses	820.82	—	—
Telephone	948.40	—	—
Temporary Agency Staff	160.00	—	—
Travel	—	—	—
Utilities	531.00	—	—
Interest to Finova	—	—	—
Payroll Paid TTG	—	14,135.56	—
Payroll Paid SMC	—	—	—
Restructuring Officer	48,000.00	—	—
Insurance Renewal	—	—	—
Credit Insurance Payments	—	—	—
Pre-Filing Prepays	—	—	—
Deposit to Lender	—	—	—
US Trustee	—	—	—
Bankruptcy Professionals	410,585.00	—	—
Claim Payments	—	—	—
Other	24,734.00	—	—

Total Other Cash Disbursements	500,272.81	14,135.56	—

	—	—	—

TOTAL ALL CASH DISBURSEMENTS	500,272.81	14,135.56	—

	8,145,547.12	—	—

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	July-07
FED ID#	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre - Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	July -07
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—				—	—	—	—
Expenses related to Loans	—				—	—	—	—

Subtotal - Loans	—	—	—	—	—			—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—			—	—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	July-07
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	July-07
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	July-07
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	July-07
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—
Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	July-07
FED ID#

	Consolidated Totals	TICO-DE 03-13182	TICO-MS 03-13201	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—	—	—	—

	—	—	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—
Other Income Collected	28.20	—	—	—	—	28.20	—	—

SUBTOTAL	28.20	—	—	—	—	28.20	—	—

	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,991.90	—	—	—	—	(28.20)	—	7,020.10
	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	7,020.10	—	—	—	—	—	—	7,020.10

		—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—
		—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—
Postage	—	—	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—
Telephone	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	7,020.10	—	—	—	—	—	—	7,020.10
Payroll Paid SMC	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	7,020.10	—	—	—	—	—	—	7,020.10

TOTAL ALL CASH DISBURSEMENTS	7,020.10	—	—	—	—	—	—	7,020.10

		—	—	—	—	—	—	—

	—	—	—	(0.00)	—	—	—	—

		—	—	—	—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	0.00	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	28.20	—	—	28.20

SUBTOTAL	28.20	—	—	28.20

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28.20)	7,020.10	—	6,991.90
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	0.00	7,020.10	—	7,020.10

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—			—

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	7,020.10	—	7,020.10
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	—	7,020.10	—	7,020.10

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	7,020.10	—	7,020.10

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.
Monthly Court Report for	July-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-KY	TICO-MS	TICO-NC	TICO-OH	TICO-SC/VA	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—				—		—	—		—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	—						—			—	—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—					—		—			—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—					—		—			—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—						—				—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—				—	—			—		—	—	—	—
Telephone	—							—			—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087
Monthly Court Report for	July-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-KY	TICO-MS	TICO-NC	TICO-OH	TICO-SC/VA	TICO-TN	TICO-HQ
Beginning Cash Position	—	—	—							—

	—	—	—	—	—	—	—		—	—
TICO Cash Collected	—
SM Cash Collected	—									—
TIG Cash Collected	—									—
TPF Cash Collected	—									—
TCL Cash Collected	—									—
Other Income Collected	—				—		—	—		—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—
Cash Disbursements -Loans		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Loan Proceeds Checks
Expenses related to Loans	—						—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Cash Disbursements - Other			—	—	—	—	—	—	—	—
Advertising	—
Bank Charges	—					—		—
Claims Funding*	—
Company Auto	—
Computer Costs	—
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—									—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	—
Insurance	—
Meals & Entertainment	—
Miscellaneous	—					—		—
Office Expense	—
Postage	—
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—						—
Rent	—
Repairs & Maintenance	—
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—				—	—			—
Telephone	—							—
Temporary Agency Staff	—
Travel	—
Utilities	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	July-07
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements					—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	July-07
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	28.20	28.20			28.20	—	—	28.20

SUBTOTAL	28.20	28.20	—		28.20	—	—	28.20

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28.20)	(28.20)	—		(28.20)	—	—	(28.20)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	July-07
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—					—	—		—

Subtotal - Loans	—		—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—					—	—		—
Bank Charges	—			—		—	—		—
Claims Funding*	—								—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—		—			—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	July-07
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-DELAWARE		Case No.	03-13182
Monthly Court Report for	July-07
FED ID#	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	July-07
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

	—					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	July-07
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case #	03-13190	Case No.	03-13190
Monthly Court Report for	July-07
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	July-07
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	July-07
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—	—		—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	July-07
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	July-07
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period		July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	July-07
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—		—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	July-07
FED ID#	57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

							—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising						—
Bank Charges								—	—
Claims Funding*
Company Auto								—	—
Computer Costs								—	—
Dues And Subscriptions								—	—
Employee Reimbursements - collections exp								—	—
Equipment Rental								—	—
Fixed Assets								—	—
Forms & Printing								—	—
Insurance								—	—
Meals & Entertainment								—	—
Miscellaneous								—	—
Office Expense								—	—
Postage								—	—
Prepaid Expenses								—	—
Prepaid Software ABS								—	—
Professional Fees-Ordinary Course								—	—
Rent								—	—
Repairs & Maintenance								—	—
Roadgard								—	—
Seminars & Meetings								—	—
Taxes & Licenses								—	—
Telephone								—	—
Temporary Agency Staff								—	—
Travel								—	—
Utilities								—	—
Interest to Finova								—	—
Payroll Paid TTG								—	—
Payroll Paid SMC								—	—
Restructuring Officer								—	—
Insurance Renewal								—	—
Voyager Payment								—	—
Pre-Filing Prepays								—	—
Deposit to Lender								—	—
US Trustee								—	—
Bankruptcy Professionals								—	—
								—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.
Monthly Court Report for	July-07
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03- 13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,557,286.69	95,558.00	609,273.42	1,248,817.62	52,631.29	—	207,521.60	(656,515.24)	1,557,286.69	—	—	1,557,286.69

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,370,620.91	508,613.67	2,778,122.41	2,369,034.18	1,224,179.96	1,294,245.44	1,139,140.83	1,057,284.42	10,370,620.91	—	—	10,370,620.91
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	298.64	—	—	—	—	—	—	298.64	298.64	—	—	298.64

SUBTOTAL	10,370,919.55	508,613.67	2,778,122.41	2,369,034.18	1,224,179.96	1,294,245.44	1,139,140.83	1,057,583.06	10,370,919.55	—	—	10,370,919.55

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(217,334.03)	149,140.20	(483,611.11)	(49,762.23)	190,485.64	66,813.97	60,693.15	(151,093.65)	(2,097,891.77)	1,880,557.74	—	(217,334.03)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,153,585.52	657,753.87	2,294,511.30	2,319,271.95	1,414,665.60	1,361,059.41	1,199,833.98	906,489.41	8,273,027.78	1,880,557.74	—	10,153,585.52

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,139,219.57	443,088.08	1,787,130.86	1,503,013.89	791,319.65	802,473.91	812,193.18	—	6,139,219.57			6,139,219.57
Expenses related to Loans	690,677.75	20,312.57	70,298.03	82,977.28	41,304.81	44,853.19	44,844.50	386,087.37	690,677.75			690,677.75

Subtotal - Loans	6,829,897.32	463,400.65	1,857,428.89	1,585,991.17	832,624.46	847,327.10	857,037.68	386,087.37	6,829,897.32			6,829,897.32

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	177,811.93	9,744.29	28,963.06	29,366.22	14,813.87	16,582.18	20,779.47	57,562.84	177,811.93			177,811.93
Bank Charges	16,582.31	37.82	—	—	146.28	256.33	556.76	15,585.12	16,582.31	—	—	16,582.31
Claims Funding*	313,999.62	3,701.33	53,798.43	79,533.44	13,567.34	80,873.76	25,183.06	57,342.26	313,999.62			313,999.62
Company Auto	18,958.41	1,054.06	3,371.16	5,945.15	1,833.59	—	2,218.36	4,536.09	18,958.41	—	—	18,958.41
Computer Costs	15,570.16	1,357.65	2,817.22	4,338.05	1,746.89	2,955.82	1,024.53	1,330.00	15,570.16	—	—	15,570.16
Dues And Subscriptions	10,092.13	—	500.00	3,615.35	447.78	2,200.00	2,730.00	599.00	10,092.13	—	—	10,092.13
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,510.60	—	—	84.04	—	—	—	3,426.56	3,510.60	—	—	3,510.60
Fixed Assets	47,873.18	11,849.31	4,321.14	4,062.10	9,497.12	544.92	12,354.06	5,244.53	47,873.18	—	—	47,873.18
Forms & Printing	46,478.52	4,313.29	11,181.14	10,288.81	7,143.61	5,545.80	6,840.65	1,165.22	46,478.52	—	—	46,478.52
Insurance	40,535.27	2,976.40	11,845.50	8,417.84	4,458.28	5,353.28	5,070.12	2,413.85	40,535.27	—	—	40,535.27
Meals & Entertainment	10,072.01	551.42	1,813.63	2,982.77	1,575.55	—	856.62	2,292.02	10,072.01	—	—	10,072.01
Miscellaneous	9,249.22	415.53	2,885.15	1,102.66	3,169.01	261.45	774.35	641.07	9,249.22	—	—	9,249.22
Office Expense	6,316.03	997.68	1,226.93	1,523.56	429.43	50.64	—	2,087.79	6,316.03	—	—	6,316.03
Postage	52,008.88	3,850.75	10,388.19	11,696.37	6,362.20	4,789.92	4,002.54	10,918.91	52,008.88	—	—	52,008.88
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,979.38	—	—	—	—	—	—	25,979.38	25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course	13,443.02	—	259.95	236.55	870.12	—	—	12,076.40	13,443.02	—	—	13,443.02
Rent	204,628.13	14,363.63	59,535.80	39,331.24	25,642.79	21,524.90	28,025.10	16,204.67	204,628.13	—	—	204,628.13
Repairs & Maintenance	20,231.07	901.28	6,988.55	5,130.37	—	2,780.37	3,742.99	687.51	20,231.07	—	—	20,231.07
Roadgard	50,090.00	—	—	—	50,090.00	—	—	—	50,090.00	—	—	50,090.00
Seminars & Meetings	585.42	—	—	321.92	115.00	—	—	148.50	585.42	—	—	585.42
Taxes & Licenses	10,452.46	350.00	425.88	3,130.88	4,840.55	1,789.28	56.10	(140.23)	10,452.46	—	—	10,452.46
Telephone	85,410.22	5,600.02	30,147.04	16,412.95	8,471.48	8,488.95	10,751.72	5,538.06	85,410.22	—	—	85,410.22
Temporary Agency Staff	27,915.85	—	4.27	—	4.33	—	—	27,907.25	27,915.85	—	—	27,915.85
Travel	25,187.80	2,017.95	3,686.75	1,515.22	5,711.62	272.87	2,988.65	8,994.74	25,187.80	—	—	25,187.80
Utilities	51,529.12	4,950.23	17,735.85	10,714.60	6,485.69	6,134.98	5,507.77	—	51,529.12	—	—	51,529.12
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,880,557.74	143,147.13	184,469.23	561,700.16	274,954.18	258,268.37	247,793.95	210,224.72	—	1,880,557.74	—	1,880,557.74
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	33,663.09	—	—	360.00	—	—	—	33,303.09	33,663.09	—	—	33,663.09
Credit Insurance Payments	410,871.98	—	—	167,623.53	150,173.43	93,075.02	—	—	410,871.98	—	—	410,871.98
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	24,239.37	840.94	9,258.73	3,820.91	2,520.99	1,983.47	434.49	5,379.84	24,239.37	—	—	24,239.37

Total Other Cash Disbursements	3,633,842.92	213,020.71	445,623.60	973,254.69	595,071.13	513,732.31	381,691.29	511,449.19	1,753,285.18	1,880,557.74	—	3,633,842.92

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSE MENTS	10,463,740.24	676,421.36	2,303,052.49	2,559,245.86	1,427,695.59	1,361,059.41	1,238,728.97	897,536.56	8,583,182.50	1,880,557.74	—	10,463,740.24

	1,247,131.97	76,890.51	600,732.23	1,008,843.71	39,601.30	—	168,626.61	(647,562.39)	1,247,131.97	—	—	1,247,131.97

Book Balance per bank rec.	1,247,131.97	76,890.51	600,732.23	1,008,843.71	39,601.30	—	168,626.61	(647,562.39)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	July-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(1,267,368.91)	—	—	—	—	—	—	—	(1,267,368.91)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	318,063.75							318,063.75
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	318,063.75	—	—	—	—	—	—	318,063.75	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	10,905,695.31	638,711.75	2,600,031.57	2,377,820.44	1,335,287.50	1,278,952.35	1,175,993.43	584,990.11	913,908.16
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	11,223,759.06	638,711.75	2,600,031.57	2,377,820.44	1,335,287.50	1,278,952.35	1,175,993.43	903,053.86	913,908.16

Cash Disbursements - Loans
Loan Proceeds Checks	6,562,419.64	443,088.08	1,787,130.86	1,503,013.89	791,319.65	802,473.91	812,193.18	423,200.07	—
Expenses related to Loans	699,606.38	20,312.57	70,298.03	82,977.28	41,304.81	44,853.19	44,844.50	8,928.63	386,087.37

Subtotal - Loans	7,262,026.02	463,400.65	1,857,428.89	1,585,991.17	832,624.46	847,327.10	857,037.68	432,128.70	386,087.37

Cash Disbursements - Other
Advertising	192,327.32	9,744.29	28,963.06	29,366.22	14,813.87	16,582.18	20,779.47	14,515.39	57,562.84
Bank Charges	18,248.79	37.82	951.72	446.19	146.28	256.33	556.76	268.57	15,585.12
Claims Funding*	315,783.31	3,701.33	53,798.43	79,533.44	13,567.34	80,873.76	25,183.06	1,783.69	57,342.26
Company Auto	19,294.43	1,054.06	3,371.16	5,945.15	1,833.59	—	2,218.36	336.02	4,536.09
Computer Costs	17,202.90	1,357.65	2,817.22	4,338.05	1,746.89	2,955.82	1,024.53	1,632.74	1,330.00
Dues And Subscriptions	10,492.13	—	500.00	3,615.35	447.78	2,200.00	2,730.00	400.00	599.00
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	3,510.60	—	—	84.04	—	—	—	—	3,426.56
Fixed Assets	61,160.00	11,849.31	4,321.14	4,062.10	9,497.12	544.92	12,354.06	13,286.82	5,244.53
Forms & Printing	54,583.98	4,313.29	11,181.14	10,288.81	7,143.61	5,545.80	6,840.65	8,105.46	1,165.22
Insurance	42,266.64	2,976.40	11,845.50	8,417.84	4,458.28	5,353.28	5,070.12	1,731.37	2,413.85
Meals & Entertainment	10,849.18	551.42	1,813.63	2,982.77	1,575.55	—	856.62	777.17	2,292.02
Miscellaneous	9,483.17	415.53	2,885.15	1,102.66	3,169.01	261.45	774.35	233.95	641.07
Office Expense	10,036.67	997.68	1,226.93	1,523.56	429.43	50.64	1,863.86	1,856.78	2,087.79
Postage	56,064.11	3,850.75	10,388.19	11,696.37	6,362.20	4,789.92	4,002.54	4,055.23	10,918.91
Prepaid Expenses	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,979.38	—	—	—	—	—	—	—	25,979.38
Professional Fees-Ordinary Course	13,443.02	—	259.95	236.55	870.12	—	—	—	12,076.40
Rent	217,291.64	14,363.63	59,535.80	39,331.24	25,642.79	21,524.90	28,025.10	12,663.51	16,204.67
Repairs & Maintenance	22,981.70	901.28	6,988.55	5,130.37	1,853.39	2,780.37	3,742.99	897.24	687.51
Roadgard	50,090.00	—	—	—	50,090.00	—	—	—	—
Seminars & Meetings	1,384.35	—	—	321.92	115.00	—	—	798.93	148.50
Taxes & Licenses	10,707.46	350.00	425.88	3,130.88	4,840.55	1,789.28	56.10	255.00	(140.23)
Telephone	90,938.34	5,600.02	30,147.04	16,412.95	8,471.48	8,488.95	10,751.72	5,528.12	5,538.06
Temporary Agency Staff	27,915.85	—	4.27	—	4.33	—	—	—	27,907.25
Travel	26,368.91	2,017.95	3,686.75	1,515.22	5,711.62	272.87	2,988.65	1,181.11	8,994.74
Utilities	54,278.64	4,950.23	17,735.85	10,714.60	6,485.69	6,134.98	5,507.77	2,749.52	—
Interest to Finova	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	1,720,688.14	105,437.52	480,496.59	379,828.55	180,692.70	176,161.31	183,194.55	79,517.05	135,359.87
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	33,663.09	—	—	360.00	—	—	—	—	33,303.09
Credit Insurance Carrier	410,871.98	—	—	167,623.53	150,173.43	93,075.02	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	24,527.11	840.94	9,258.73	3,820.91	2,520.99	1,983.47	434.49	287.74	5,379.84

Total Other Cash Disbursements	3,552,432.84	175,311.10	742,602.68	791,829.27	502,663.04	431,625.25	318,955.75	152,861.41	436,584.34

TOTAL ALL CASH DISBURSEMENTS	10,814,458.86	638,711.75	2,600,031.57	2,377,820.44	1,335,287.50	1,278,952.35	1,175,993.43	584,990.11	822,671.71

	(858,068.71)	—	—	—	—	—	—	318,063.75	(1,176,132.46)

Book Balance per bank rec.		—	—		—	—			(1,176,132.46)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	676,421.36
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$676,421.36

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208
Monthly Court Report for	July-07
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	Arvest Bank 13638485	Arvest Bank 13638498	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	95,558.00	13,995.84	7,909.83	18,240.20	14,867.89	7,429.89	—	—

	—
TICO Cash Collected	—
SM Cash Collected	508,613.67	39,052.93	26,189.94	47,670.29	35,968.47	37,320.37	189,410.55
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	508,613.67	39,052.93	26,189.94	47,670.29	35,968.47	37,320.37	189,410.55	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	149,140.20	(46,670.70)	(27,332.20)	(51,116.48)	(37,870.85)	(35,624.53)	449,301.20	37,709.61
	—
	—

Total Cash Receipts and Transfers	657,753.87	(7,617.77)	(1,142.26)	(3,446.19)	(1,902.38)	1,695.84	638,711.75	37,709.61

Cash Disbursements-Loans

Loan Proceeds Checks	443,088.08						443,088.08
Expenses related to Loans	20,312.57						20,312.57

Subtotal-Loans	463,400.65	—	—	—	—	—	463,400.65	—

Cash Disbursements-Other	—
Advertising	9,744.29						9,744.29
Bank Charges	37.82						37.82
Claims Funding*	3,701.33						3,701.33
Company Auto	1,054.06						1,054.06
Computer Costs	1,357.65						1,357.65
Dues And Subscriptions	—						—
Employee Reimbursements-collections exp	—						—
Equipment Rental	—						—
Fixed Assets	11,849.31						11,849.31
Forms & Printing	4,313.29						4,313.29
Insurance	2,976.40						2,976.40
Meals & Entertainment	551.42						551.42
Miscellaneous	415.53						415.53
Office Expense	997.68						997.68
Postage	3,850.75						3,850.75
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	14,363.63						14,363.63
Repairs & Maintenance	901.28						901.28
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	350.00						350.00
Telephone	5,600.02						5,600.02
Temporary Agency Staff	—						—
Travel	2,017.95						2,017.95
Utilities	4,950.23						4,950.23
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	143,147.13						105,437.52	37,709.61
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	840.94						840.94

Total Other Cash Disbursements	213,020.71	—	—	—	—	—	175,311.10	37,709.61

TOTAL ALL CASH DISBURSEMENTS	676,421.36	—	—	—	—	—	638,711.75	37,709.61

	76,890.51	6,378.07	6,767.57	14,794.01	12,965.51	9,125.73	—	—

Ending Bank Balance per bank rec.	76,890.51	6,378.07	6,767.57	14,794.01	12,965.51	9,125.73

	Central National 212407	1st State Bank of Altus 576812	ARVEST 11860459	ARVEST 570344986	Operating	Payroll
Beginning Cash Position	12,791.45	100.00	10,943.23	9,279.67	95,558.00	—

					—	—
TICO Cash Collected					—	—
SM Cash Collected	57,060.87	—	35,558.51	40,381.74	508,613.67	—
TIG Cash Collected					—	—
TPF Cash Collected					—	—
TCL Cash Collected					—	—
Other Income Collected					—	—

SUBTOTAL	57,060.87	—	35,558.51	40,381.74	508,613.67	—

					—	—
					—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(57,977.46)	(4.65)	(38,989.69)	(42,284.05)	149,140.20	—
					—	—
					—	—

Total Cash Receipts and Transfers	(916.59)	(4.65)	(3,431.18)	(1,902.31)	620,044.26	37,709.61

					—	—
Cash Disbursements-Loans					—	—
					—	—
Loan Proceeds Checks					443,088.08	—
Expenses related to Loans					20,312.57	—

Subtotal-Loans	—	—	—	—	463,400.65	—

					—	—
					—	—
Cash Disbursements-Other					—	—
Advertising					9,744.29	—
Bank Charges					37.82	—
Claims Funding*					3,701.33	—
Company Auto					1,054.06	—
Computer Costs					1,357.65	—
Dues And Subscriptions					—	—
Employee Reimbursements—collections exp					—	—
Equipment Rental					—	—
Fixed Assets					11,849.31	—
Forms & Printing					4,313.29	—
Insurance					2,976.40	—
Meals & Entertainment					551.42	—
Miscellaneous					415.53	—
Office Expense					997.68	—
Postage					3,850.75	—
Prepaid Expenses					—	—
Prepaid Software ABS					—	—
Professional Fees-Ordinary Course					—	—
Rent					14,363.63	—
Repairs & Maintenance					901.28	—
Roadgard					—	—
Seminars & Meetings					—	—
Taxes & Licenses					350.00	—
Telephone					5,600.02	—
Temporary Agency Staff					—	—
Travel					2,017.95	—
Utilities					4,950.23	—
Interest to Finova					—	—
Payroll Paid TTG					—	—
Payroll Paid SMC					105,437.52	37,709.61
Restructuring Officer					—	—
Insurance Renewal					—	—
Voyager Payment					—	—
Pre-Filing Prepays					—	—
Deposit to Lender					—	—
US Trustee					—	—
Bankruptcy Professionals					—	—
Other					840.94	—

Total Other Cash Disbursements	—	—	—	—	175,311.10	37,709.61

					—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	638,711.75	37,709.61

	11,874.86	95.35	7,512.05	7,377.36	76,890.51	—

Ending Bank Balance per bank rec.	11,874.86	95.35	7,512.05	7,377.36

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,559,245.86
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,559,245.86

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212	Case No.	03-13212
Monthly Court Report for	July-07
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	1,248,817.62	15,713.56	17,264.08	10,419.14	1,098,038.48	20,627.00		—

	—
TICO Cash Collected	—
SM Cash Collected	2,369,034.18	47,112.47	55,491.25	52,215.70	2,068,513.72	82,637.32	(251,534.02)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,369,034.18	47,112.47	55,491.25	52,215.70	2,068,513.72	82,637.32	(251,534.02)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(49,762.23)	(51,527.32)	(62,938.36)	(52,642.93)	(2,283,513.49)	(83,280.22)	2,628,908.27	181,871.61
	—
	—

Total Cash Receipts and Transfers	2,319,271.95	(4,414.85)	(7,447.11)	(427.23)	(214,999.77)	(642.90)	2,377,374.25	181,871.61

Cash Disbursements - Loans
Loan Proceeds Checks	1,503,013.89						1,503,013.89
Expenses related to Loans	82,977.28						82,977.28

Subtotal - Loans	1,585,991.17						1,585,991.17

Cash Disbursements - Other
Advertising	29,366.22						29,366.22
Bank Charges	—
Claims Funding*	79,533.44						79,533.44
Company Auto	5,945.15						5,945.15
Computer Costs	4,338.05						4,338.05
Dues And Subscriptions	3,615.35						3,615.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	84.04						84.04
Fixed Assets	4,062.10						4,062.10
Forms & Printing	10,288.81						10,288.81
Insurance	8,417.84						8,417.84
Meals & Entertainment	2,982.77						2,982.77
Miscellaneous	1,102.66						1,102.66
Office Expense	1,523.56						1,523.56
Postage	11,696.37						11,696.37
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	236.55						236.55
Rent	39,331.24						39,331.24
Repairs & Maintenance	5,130.37						5,130.37
Roadgard	—						—
Seminars & Meetings	321.92						321.92
Taxes & Licenses	3,130.88						3,130.88
Telephone	16,412.95						16,412.95
Temporary Agency Staff	—						—
Travel	1,515.22						1,515.22
Utilities	10,714.60						10,714.60
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	561,700.16						379,828.55	181,871.61
Restructuring Officer	—						—
Insurance Renewal	360.00						360.00
Voyager Payment	167,623.53						167,623.53
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	3,820.91						3,820.91

Total Other Cash Disbursements	973,254.69	—	—	—	—	—	791,383.08	181,871.61

TOTAL ALL CASH DISBURSEMENTS	2,559,245.86	—	—	—	—	—	2,377,374.25	181,871.61

	1,008,843.71	11,298.71	9,816.97	9,991.91	883,038.71	19,984.10	—	—

Book Balance per bank rec.	1,008,843.71	11,298.71	9,816.97	9,991.91	883,038.71	19,984.10

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palm- etto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	14,872.68	13,835.59	58,047.09	1,248,817.62	—	—	1,248,817.62

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	58,483.37	62,750.09	193,364.28	2,369,034.18	—	—	2,369,034.18
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	58,483.37	62,750.09	193,364.28	2,369,034.18	—	—	2,369,034.18

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(59,236.70)	(63,709.52)	(203,693.57)	(231,633.84)	181,871.61	—	(49,762.23)
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(753.33)	(959.43)	(10,329.29)	2,137,400.34	181,871.61	—	2,319,271.95

Cash Disbursements - Loans				—
Loan Proceeds Checks				1,503,013.89			1,503,013.89
Expenses related to Loans				82,977.28			82,977.28

Subtotal - Loans				1,585,991.17			1,585,991.17

				—
				—
Cash Disbursements - Other				—
Advertising				29,366.22			29,366.22
Bank Charges				—	—	—	—
Claims Funding*				79,533.44			79,533.44
Company Auto				5,945.15	—	—	5,945.15
Computer Costs				4,338.05	—	—	4,338.05
Dues And Subscriptions				3,615.35	—	—	3,615.35
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				84.04	—	—	84.04
Fixed Assets				4,062.10	—	—	4,062.10
Forms & Printing				10,288.81	—	—	10,288.81
Insurance				8,417.84	—	—	8,417.84
Meals & Entertainment				2,982.77	—	—	2,982.77
Miscellaneous				1,102.66	—	—	1,102.66
Office Expense				1,523.56	—	—	1,523.56
Postage				11,696.37	—	—	11,696.37
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				236.55	—	—	236.55
Rent				39,331.24	—	—	39,331.24
Repairs & Maintenance				5,130.37	—	—	5,130.37
Roadgard				—	—	—	—
Seminars & Meetings				321.92	—	—	321.92
Taxes & Licenses				3,130.88	—	—	3,130.88
Telephone				16,412.95	—	—	16,412.95
Temporary Agency Staff				—	—	—	—
Travel				1,515.22	—	—	1,515.22
Utilities				10,714.60	—	—	10,714.60
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				379,828.55	181,871.61	—	561,700.16
Restructuring Officer				—	—	—	—
Insurance Renewal				360.00	—	—	360.00
Voyager Payment				167,623.53	—	—	167,623.53
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				3,820.91	—	—	3,820.91

Total Other Cash Disbursements	—	—	—	973,254.69	—	—	973,254.69

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,377,374.25	181,871.61	—	2,559,245.86

	14,119.35	12,876.16	47,717.80	1,008,843.71	—	—	1,008,843.71

Book Balance per bank rec.	14,119.35	12,876.16	47,717.80

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,409,594.59
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,409,594.59

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	July-07
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993	State Bank of Texas 168262
Beginning Cash Position	609,273.42	13,644.38	12,564.42	11,692.16	10,598.86	4,958.71	7,271.64	16,529.95	7,532.51

	—
TICO Cash Collected	—
SM Cash Collected	2,778,122.41	48,279.95	61,351.91	52,771.60	55,014.82	23,682.12	15,019.16	48,808.36	25,760.36
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,778,122.41	48,279.95	61,351.91	52,771.60	55,014.82	23,682.12	15,019.16	48,808.36	25,760.36

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(483,611.11)	(50,457.65)	(61,463.14)	(54,792.45)	(55,274.32)	(23,932.99)	(18,063.75)	(53,237.03)	(23,889.43)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,294,511.30	(2,177.70)	(111.23)	(2,020.85)	(259.50)	(250.87)	(3,044.59)	(4,428.67)	1,870.93

Cash Disbursements - Loans
Loan Proceeds Checks	1,787,130.86
Expenses related to Loans	70,298.03

Subtotal - Loans	1,857,428.89	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	28,963.06
Bank Charges	—
Claims Funding*	53,798.43
Company Auto	3,371.16
Computer Costs	2,817.22
Dues And Subscriptions	500.00
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	4,321.14
Forms & Printing	11,181.14
Insurance	11,845.50
Meals & Entertainment	1,813.63
Miscellaneous	2,885.15
Office Expense	1,226.93
Postage	10,388.19
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	259.95
Rent	59,535.80
Repairs & Maintenance	6,988.55
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	425.88
Telephone	30,147.04
Temporary Agency Staff	4.27
Travel	3,686.75
Utilities	17,735.85
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	184,469.23
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	9,258.73

Total Other Cash Disbursements	445,623.60	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,303,052.49	—	—	—	—	—	—	—	—

	600,732.23	11,466.68	12,453.19	9,671.31	10,339.36	4,707.84	4,227.05	12,101.28	9,403.44

Book Balance per bank rec.	600,732.23	11,466.68	12,453.19	9,671.31	10,339.36	4,707.84	4,227.05	12,101.28	9,403.44

	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Prosperity Bank 2102872900
Beginning Cash Position	12,081.16	12,527.33	9,989.33	6,168.77	8,611.11	162,586.14	15,470.97	9,560.96

TICO Cash Collected
SM Cash Collected	42,060.12	79,114.73	47,999.19	34,431.50	30,632.36	704,099.73	59,515.17	51,990.89
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	42,060.12	79,114.73	47,999.19	34,431.50	30,632.36	704,099.73	59,515.17	51,990.89

GENERAL LEDGER DEPOSITS AND TRANSFERS	(42,326.10)	(76,662.76)	(47,566.53)	(34,142.23)	(31,998.85)	(710,910.73)	(58,586.33)	(49,689.84)
	—

Total Cash Receipts and Transfers	(265.98)	2,451.97	432.66	289.27	(1,366.49)	(6,811.00)	928.84	2,301.05

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	11,815.18	14,979.30	10,421.99	6,458.04	7,244.62	155,775.14	16,399.81	11,862.01

Book Balance per bank rec.	11,815.18	14,979.30	10,421.99	6,458.04	7,244.62	155,775.14	16,399.81	11,862.01

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	1st National 79921
Beginning Cash Position	9,560.96	9,200.19	9,184.81	9,969.91	9,776.77	7,969.60	12,332.17	8,274.08	12,424.56

TICO Cash Collected					—
SM Cash Collected	51,990.89	35,196.20	41,616.15	49,597.55	53,226.96	27,637.75	54,880.33	45,805.67	61,228.50
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	51,990.89	35,196.20	41,616.15	49,597.55	53,226.96	27,637.75	54,880.33	45,805.67	61,228.50

GENERAL LEDGER DEPOSITS AND TRANSFERS	(49,689.84)	(37,230.29)	(39,453.39)	(51,034.76)	(51,224.07)	(27,154.83)	(56,043.31)	(46,473.18)	(61,632.09)

Total Cash Receipts and Transfers	2,301.05	(2,034.09)	2,162.76	(1,437.21)	2,002.89	482.92	(1,162.98)	(667.51)	(403.59)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—				—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	11,862.01	7,166.10	11,347.57	8,532.70	11,779.66	8,452.52	11,169.19	7,606.57	12,020.97

Book Balance per bank rec.	11,862.01	7,166.10	11,347.57	8,532.70	11,779.66	8,452.52	11,169.19	7,606.57	12,020.97

	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Bank of Putnam County 9315285441	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	14,490.81	11,528.35	10,819.63	6,491.24	334.00	11,305.10	—

TICO Cash Collected
SM Cash Collected	49,038.15	60,325.20	49,552.28	42,660.52	2,914.02	45,976.41	428,293.10
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	49,038.15	60,325.20	49,552.28	42,660.52	2,914.02	45,976.41	428,293.10

GENERAL LEDGER DEPOSITS AND TRANSFERS	(50,901.49)	(61,146.49)	(50,975.24)	(42,958.81)	(9.00)	(47,373.01)	1,690,290.16

Total Cash Receipts and Transfers	(1,863.34)	(821.29)	(1,422.96)	(298.29)	2,905.02	(1,396.60)	2,118,583.26

Cash Disbursements - Loans
Loan Proceeds Checks							1,787,130.86
Expenses related to Loans							70,298.03

Subtotal - Loans	—	—	—	—	—	—	1,857,428.89

Cash Disbursements - Other
Advertising							28,963.06
Bank Charges	—	—	—
Claims Funding*							53,798.43
Company Auto							3,371.16
Computer Costs							2,817.22
Dues And Subscriptions							500.00
Employee Reimbursements - collections exp							—
Equipment Rental							—
Fixed Assets							4,321.14
Forms & Printing							11,181.14
Insurance							11,845.50
Meals & Entertainment							1,813.63
Miscellaneous							2,885.15
Office Expense							1,226.93
Postage							10,388.19
Prepaid Expenses							—
Prepaid Software ABS							—
Professional Fees-Ordinary Course							259.95
Rent							59,535.80
Repairs & Maintenance							6,988.55
Roadgard							—
Seminars & Meetings							—
Taxes & Licenses							425.88
Telephone							30,147.04
Temporary Agency Staff							4.27
Travel							3,686.75
Utilities							17,735.85
Interest to Finova							—
Payroll Paid TTG							—
Payroll Paid SMC
Restructuring Officer							—
Insurance Renewal							—
Voyager Payment							—
Pre-Filing Prepays							—
Deposit to Lender							—
US Trustee							—
Bankruptcy Professionals							—
Other							9,258.73

Total Other Cash Disbursements	—	—	—	—	—	—	261,154.37

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	2,118,583.26

	12,627.47	10,707.06	9,396.67	6,192.95	3,239.02	9,908.50	—

Book Balance per bank rec.	12,627.47	10,707.06	9,396.67	6,192.95	3,239.02	9,908.50	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Bank of Tennessee 123676	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	10,224.05	9,677.17	7,978.90	8,249.17	10,827.74	10,085.52	96,341.25	609,273.42	—	—	609,273.42

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		54,062.82	50,932.91	38,328.23	49,669.64	11,542.24	52,066.15	93,039.66	2,778,122.41	—	—	2,778,122.41
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	54,062.82	50,932.91	38,328.23	49,669.64	11,542.24	52,066.15	93,039.66	2,778,122.41	—	—	2,778,122.41

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	184,469.23	(53,154.06)	(50,511.06)	(39,182.45)	(45,953.42)	(17,073.96)	(52,219.79)	(83,671.67)	(668,080.34)	184,469.23	—	(483,611.11)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	184,469.23	908.76	421.85	(854.22)	3,716.22	(5,531.72)	(153.64)	9,367.99	2,110,042.07	184,469.23	—	2,294,511.30

										—
Cash Disbursements Loans										—
									—	—
Loan Proceeds Checks									1,787,130.86	—		1,787,130.86
Expenses related to Loans									70,298.03	—		70,298.03

Subtotal - Loans	—	—	—	—	—	—	—	—	1,857,428.89	—	—	1,857,428.89

										—
										—
Cash Disbursements Other										—
Advertising									28,963.06	—	—	28,963.06
Bank Charges								—	—		—	—
Claims Funding*									53,798.43	—		53,798.43
Company Auto									3,371.16	—	—	3,371.16
Computer Costs									2,817.22	—	—	2,817.22
Dues And Subscriptions									500.00	—	—	500.00
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									—	—	—	—
Fixed Assets									4,321.14	—	—	4,321.14
Forms & Printing									11,181.14	—	—	11,181.14
Insurance									11,845.50	—	—	11,845.50
Meals & Entertainment									1,813.63	—	—	1,813.63
Miscellaneous									2,885.15	—	—	2,885.15
Office Expense									1,226.93	—	—	1,226.93
Postage									10,388.19	—	—	10,388.19
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									259.95	—	—	259.95
Rent									59,535.80	—	—	59,535.80
Repairs & Maintenance									6,988.55	—	—	6,988.55
Roadgard									—	—	—	—
Seminars & Meetings									—	—	—	—
Taxes & Licenses									425.88	—	—	425.88
Telephone									30,147.04	—	—	30,147.04
Temporary Agency Staff									4.27	—	—	4.27
Travel									3,686.75	—	—	3,686.75
Utilities									17,735.85	—	—	17,735.85
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	184,469.23								—	184,469.23	—	184,469.23
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									9,258.73	—	—	9,258.73

Total Other Cash Disbursements	184,469.23	—	—	—	—	—	—	—	261,154.37	184,469.23	—	445,623.60

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	184,469.23	—	—	—	—	—	—	—	2,118,583.26	184,469.23	—	2,303,052.49

	—	11,132.81	10,099.02	7,124.68	11,965.39	5,296.02	9,931.88	105,709.24	600,732.23	—	—	600,732.23

Book Balance per bank rec.		11,132.81	10,099.02	7,124.68	11,965.39	5,296.02	9,931.88	105,709.24

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,430,847.01
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,430,847.01

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	July-07
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,294,245.44	1,294,245.44		1,294,245.44	—	—	1,294,245.44
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,294,245.44	1,294,245.44	—	1,294,245.44	—	—	1,294,245.44

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	66,813.97	(15,293.09)	82,107.06	(15,293.09)	82,107.06	—	66,813.97
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,361,059.41	1,278,952.35	82,107.06	1,278,952.35	82,107.06	—	1,361,059.41

Cash Disbursements - Loans
Loan Proceeds Checks	802,473.91	802,473.91		802,473.91			802,473.91
Expenses related to Loans	44,853.19	44,853.19		44,853.19			44,853.19

Subtotal - Loans	847,327.10	847,327.10	—	847,327.10	—	—	847,327.10

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	16,582.18	16,582.18		16,582.18			16,582.18
Bank Charges	256.33	256.33		256.33	—	—	256.33
Claims Funding*	80,873.76	80,873.76		80,873.76			80,873.76
Company Auto	—	—		—	—	—	—
Computer Costs	2,955.82	2,955.82		2,955.82	—	—	2,955.82
Dues And Subscriptions	2,200.00	2,200.00		2,200.00	—	—	2,200.00
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	544.92	544.92		544.92	—	—	544.92
Forms & Printing	5,545.80	5,545.80		5,545.80	—	—	5,545.80
Insurance	5,353.28	5,353.28		5,353.28	—	—	5,353.28
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	261.45	261.45		261.45	—	—	261.45
Office Expense	50.64	50.64		50.64	—	—	50.64
Postage	4,789.92	4,789.92		4,789.92	—	—	4,789.92
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,524.90	21,524.90		21,524.90	—	—	21,524.90
Repairs & Maintenance	2,780.37	2,780.37		2,780.37	—	—	2,780.37
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	1,789.28	1,789.28		1,789.28	—	—	1,789.28
Telephone	8,488.95	8,488.95		8,488.95	—	—	8,488.95
Temporary Agency Staff	—	—		—	—	—	—
Travel	272.87	272.87		272.87	—	—	272.87
Utilities	6,134.98	6,134.98		6,134.98	—	—	6,134.98
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	258,268.37	176,161.31	82,107.06	176,161.31	82,107.06	—	258,268.37
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	93,075.02	93,075.02		93,075.02	—	—	93,075.02
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	1,983.47	1,983.47		1,983.47	—	—	1,983.47

Total Other Cash Disbursements	513,732.31	431,625.25	82,107.06	431,625.25	82,107.06	—	513,732.31

TOTAL ALL CASH DISBURSEMENTS	1,361,059.41	1,278,952.35	82,107.06	1,278,952.35	82,107.06	—	1,361,059.41

	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,479,466.83
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,479,466.83

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	July-07
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	52,631.29	12,913.23	24,600.25	15,117.81	—	—	52,631.29	—	—	52,631.29

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,224,179.96	38,009.78	83,898.32	56,244.56	1,046,027.30		1,224,179.96	—	—	1,224,179.96
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,224,179.96	38,009.78	83,898.32	56,244.56	1,046,027.30	—	1,224,179.96	—	—	1,224,179.96

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	190,485.64	(39,217.13)	(91,742.00)	(60,223.52)	287,406.81	94,261.48	96,224.16	94,261.48	—	190,485.64
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,414,665.60	(1,207.35)	(7,843.68)	(3,978.96)	1,333,434.11	94,261.48	1,320,404.12	94,261.48	—	1,414,665.60

Cash Disbursements - Loans
							—
Loan Proceeds Checks	791,319.65				791,319.65		791,319.65			791,319.65
Expenses related to Loans	41,304.81				41,304.81		41,304.81			41,304.81

Subtotal - Loans	832,624.46	—	—	—	832,624.46	—	832,624.46	—	—	832,624.46

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	14,813.87				14,813.87		14,813.87			14,813.87
Bank Charges	146.28				146.28		146.28	—	—	146.28
Claims Funding*	13,567.34				13,567.34		13,567.34			13,567.34
Company Auto	1,833.59				1,833.59		1,833.59	—	—	1,833.59
Computer Costs	1,746.89				1,746.89		1,746.89	—	—	1,746.89
Dues And Subscriptions	447.78				447.78		447.78	—	—	447.78
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	9,497.12				9,497.12		9,497.12	—	—	9,497.12
Forms & Printing	7,143.61				7,143.61		7,143.61	—	—	7,143.61
Insurance	4,458.28				4,458.28		4,458.28	—	—	4,458.28
Meals & Entertainment	1,575.55				1,575.55		1,575.55	—	—	1,575.55
Miscellaneous	3,169.01				3,169.01		3,169.01	—	—	3,169.01
Office Expense	429.43				429.43		429.43	—	—	429.43
Postage	6,362.20				6,362.20		6,362.20	—	—	6,362.20
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	870.12				870.12		870.12	—	—	870.12
Rent	25,642.79				25,642.79		25,642.79	—	—	25,642.79
Repairs & Maintenance	—						—	—	—	—
Roadgard	50,090.00				50,090.00		50,090.00	—	—	50,090.00
Seminars & Meetings	115.00				115.00		115.00	—	—	115.00
Taxes & Licenses	4,840.55				4,840.55		4,840.55	—	—	4,840.55
Telephone	8,471.48				8,471.48		8,471.48	—	—	8,471.48
Temporary Agency Staff	4.33				4.33		4.33	—	—	4.33
Travel	5,711.62				5,711.62		5,711.62	—	—	5,711.62
Utilities	6,485.69				6,485.69		6,485.69	—	—	6,485.69
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	274,954.18				180,692.70	94,261.48	180,692.70	94,261.48	—	274,954.18
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	150,173.43				150,173.43		150,173.43	—	—	150,173.43
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	2,520.99				2,520.99		2,520.99	—	—	2,520.99

Total Other Cash Disbursements	595,071.13	—	—	—	500,809.65	94,261.48	500,809.65	94,261.48	—	595,071.13

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,427,695.59	—	—	—	1,333,434.11	94,261.48	1,333,434.11	94,261.48	—	1,427,695.59

	39,601.30	11,705.88	16,756.57	11,138.85	—	—	39,601.30	—	—	39,601.30

Book Balance per bank rec.	39,601.30	11,705.88	16,756.57	11,138.85

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,312,006.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,312,006.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206
Monthly Court Report for	July-07
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	207,521.60	9,751.52	9,209.87	6,929.36	6,375.73	5,363.84	—	—

	—
TICO Cash Collected	—
SM Cash Collected	1,139,140.83	45,601.62	34,210.21	25,719.93	21,607.16	20,747.07	272,479.50
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,139,140.83	45,601.62	34,210.21	25,719.93	21,607.16	20,747.07	272,479.50	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	60,693.15	(47,887.43)	(36,612.25)	(28,898.11)	(22,721.11)	(20,510.42)	901,650.07	64,599.40
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,199,833.98	(2,285.81)	(2,402.04)	(3,178.18)	(1,113.95)	236.65	1,174,129.57	64,599.40

Cash Disbursements - Loans

Loan Proceeds Checks	812,193.18						812,193.18
Expenses related to Loans	44,844.50						44,844.50

Subtotal - Loans	857,037.68	—	—	—	—	—	857,037.68	—

Cash Disbursements - Other
Advertising	20,779.47						20,779.47
Bank Charges	556.76						556.76
Claims Funding*	25,183.06						25,183.06
Company Auto	2,218.36						2,218.36
Computer Costs	1,024.53						1,024.53
Dues And Subscriptions	2,730.00						2,730.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	12,354.06						12,354.06
Forms & Printing	6,840.65						6,840.65
Insurance	5,070.12						5,070.12
Meals & Entertainment	856.62						856.62
Miscellaneous	774.35						774.35
Office Expense	—
Postage	4,002.54						4,002.54
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	28,025.10						28,025.10
Repairs & Maintenance	3,742.99						3,742.99
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	56.10						56.10
Telephone	10,751.72						10,751.72
Temporary Agency Staff	—						—
Travel	2,988.65						2,988.65
Utilities	5,507.77						5,507.77
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	247,793.95						183,194.55	64,599.40
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	434.49						434.49

Total Other Cash Disbursements	381,691.29	—	—	—	—	—	317,091.89	64,599.40

TOTAL ALL CASH DISBURSEMENTS	1,238,728.97	—	—	—	—	—	1,174,129.57	64,599.40

	168,626.61	7,465.71	6,807.83	3,751.18	5,261.78	5,600.49	—	—

Book Balance per bank rec.	168,626.61	7,465.71	6,807.83	3,751.18	5,261.78	5,600.49

	Am South 50972871	Sun Trust 1000055472699	Sun Trust 1000055473010	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll
Beginning Cash Position	—	6,172.00	7,274.79	13,352.17	143,092.32	207,521.60	—

						—	—
TICO Cash Collected						—	—
SM Cash Collected	0.00	9,561.88	14,627.53	57,188.29	637,397.64	1,139,140.83	—
TIG Cash Collected						—	—
TPF Cash Collected						—	—
TCL Cash Collected						—	—
Other Income Collected						—	—

SUBTOTAL	—	9,561.88	14,627.53	57,188.29	637,397.64	1,139,140.83	—

						—	—
						—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	(9,811.89)	(15,485.62)	(60,508.29)	(663,121.20)	(3,906.25)	64,599.40
						—	—
						—	—
						—	—
						—	—

Total Cash Receipts and Transfers	—	(250.01)	(858.09)	(3,320.00)	(25,723.56)	1,135,234.58	64,599.40

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks						812,193.18
Expenses related to Loans						44,844.50

Subtotal - Loans	—	—	—	—	—	857,037.68	—

						—
						—
Cash Disbursements - Other						—
Advertising						20,779.47
Bank Charges						556.76	—
Claims Funding*						25,183.06
Company Auto						2,218.36	—
Computer Costs						1,024.53	—
Dues And Subscriptions						2,730.00	—
Employee Reimbursements - collections exp						—	—
Equipment Rental						—	—
Fixed Assets						12,354.06	—
Forms & Printing						6,840.65	—
Insurance						5,070.12	—
Meals & Entertainment						856.62	—
Miscellaneous						774.35	—
Office Expense						—	—
Postage						4,002.54	—
Prepaid Expenses						—	—
Prepaid Software ABS						—	—
Professional Fees-Ordinary Course						—	—
Rent						28,025.10	—
Repairs & Maintenance						3,742.99	—
Roadgard						—	—
Seminars & Meetings						—	—
Taxes & Licenses						56.10	—
Telephone						10,751.72	—
Temporary Agency Staff						—	—
Travel						2,988.65	—
Utilities						5,507.77	—
Interest to Finova						—	—
Payroll Paid TTG						—	—
Payroll Paid SMC						183,194.55	64,599.40
Restructuring Officer						—	—
Insurance Renewal						—	—
Voyager Payment						—	—
Pre-Filing Prepays						—	—
Deposit to Lender						—	—
US Trustee						—	—
Bankruptcy Professionals						—	—
Other						434.49	—

Total Other Cash Disbursements	—	—	—	—	—	317,091.89	64,599.40

						—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,174,129.57	64,599.40

	—	5,921.99	6,416.70	10,032.17	117,368.76	168,626.61	—

Book Balance per bank rec.	—	5,921.99	6,416.70	10,032.17	117,368.76

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	500,068.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$500,068.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	July-07
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(656,515.24)	108,049.26	513,057.79	(1,267,368.91)	(10,253.38)	(656,515.24)	—	—	(656,515.24)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,057,284.42	—	1,057,284.42	—	—	1,057,284.42	—	—	1,057,284.42
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	298.64	298.64				298.64	—	—	298.64

SUBTOTAL	1,057,583.06	298.64	1,057,284.42	—	—	1,057,583.06	—	—	1,057,583.06

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(151,093.65)	—	(1,140,181.32)	913,908.16	75,179.51	(226,273.16)	75,179.51	—	(151,093.65)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	906,489.41	298.64	(82,896.90)	913,908.16	75,179.51	831,309.90	75,179.51	—	906,489.41

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	386,087.37			386,087.37		386,087.37			386,087.37

Subtotal - Loans	386,087.37	—	—	386,087.37	—	386,087.37	—	—	386,087.37

Cash Disbursements-Other	—					—
Advertising	57,562.84			57,562.84		57,562.84			57,562.84
Bank Charges	15,585.12			15,585.12		15,585.12	—	—	15,585.12
Claims Funding*	57,342.26			57,342.26		57,342.26			57,342.26
Company Auto	4,536.09			4,536.09		4,536.09	—	—	4,536.09
Computer Costs	1,330.00			1,330.00		1,330.00	—	—	1,330.00
Dues And Subscriptions	599.00			599.00		599.00	—	—	599.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,426.56			3,426.56		3,426.56	—	—	3,426.56
Fixed Assets	5,244.53			5,244.53		5,244.53	—	—	5,244.53
Forms & Printing	1,165.22			1,165.22		1,165.22	—	—	1,165.22
Insurance	2,413.85			2,413.85		2,413.85	—	—	2,413.85
Meals & Entertainment	2,292.02			2,292.02		2,292.02	—	—	2,292.02
Miscellaneous	641.07			641.07		641.07	—	—	641.07
Office Expense	2,087.79			2,087.79		2,087.79	—	—	2,087.79
Postage	10,918.91			10,918.91		10,918.91	—	—	10,918.91
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	25,979.38			25,979.38		25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course	12,076.40			12,076.40		12,076.40	—	—	12,076.40
Rent	16,204.67			16,204.67		16,204.67	—	—	16,204.67
Repairs & Maintenance	687.51			687.51		687.51	—	—	687.51
Roadgard	—			—		—	—	—	—
Seminars & Meetings	148.50			148.50		148.50	—	—	148.50
Taxes & Licenses	(140.23)			(140.23)		(140.23)	—	—	(140.23)
Telephone	5,538.06			5,538.06		5,538.06	—	—	5,538.06
Temporary Agency Staff	27,907.25			27,907.25		27,907.25	—	—	27,907.25
Travel	8,994.74			8,994.74		8,994.74	—	—	8,994.74
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	210,224.72			135,359.87	74,864.85	135,359.87	74,864.85	—	210,224.72
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	33,303.09			33,303.09		33,303.09	—	—	33,303.09
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	5,379.84			5,379.84		5,379.84	—	—	5,379.84

Total Other Cash Disbursements	511,449.19	—	—	436,584.34	74,864.85	436,584.34	74,864.85	—	511,449.19

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	897,536.56	—	—	822,671.71	74,864.85	822,671.71	74,864.85	—	897,536.56

	(647,562.39)	108,347.90	430,160.89	(1,176,132.46)	(9,938.72)	(647,877.05)	314.66	—	(647,562.39)

Book Balance per bank rec.	(647,562.39)	108,347.90	430,160.89	(1,176,132.46)	(9,938.72)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	July-07
FED ID#	57-1013036

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	July-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive		Case #	03-13210	Case No.	03-13210
Monthly Court Report for	July-07
FED ID#	57-1096371

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	July-07

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
* “Insider is defined in 11 U.S.C Section 101(31).		Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	July-07

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00
Other Operational Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

7/31/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,688,346	—	—	3,688,346	70.4%	—	3,688,346	70.5%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	635,674	—	—	635,674	12.1%	—	635,674	12.1%
Late Charges	—	—	—	362,666	—	—	362,666	6.9%	—	362,666	6.9%

Total Interest Income	—	—	—	4,686,685	—	—	4,686,685	89.5%	—	4,686,685	89.6%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,686,685	—	—	4,686,685	89.5%	—	4,686,685	89.6%
Provision for Loan Losses
P&L Recoveries	—	—	—	(47,286)	(25)	—	(47,311)	-0.9%	(2,930)	(50,241)	-1.0%
Reserves	—	—	—	710,536	—	—	710,536	13.6%	—	710,536	13.6%
Cash	—	—	—	953,647	—	—	953,647	18.2%	—	953,647	18.2%

Total Provision	—	—	—	1,616,897	(25)	—	1,616,872	30.9%	(2,930)	1,613,942	30.8%
Net Interest included Provision	—	—	—	3,069,789	25	—	3,069,814		2,930	3,072,744
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	499,006	—	—	499,006	9.5%	—	499,006	9.5%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	37,719	—	—	37,719	0.7%	—	37,719	0.7%
Other Income	—	—	—	(88)	12,261	—	12,173	0.2%	(2,750)	9,423	0.2%

Total Direct Income	—	—	—	536,637	12,261	—	548,898	10.5%	(2,750)	546,148	10.4%
Total Revenue	—	—	—	5,223,322	12,261	—	5,235,584	100.0%	(2,750)	5,232,834	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,509,319	20,955	—	1,530,273	29.2%	—	1,530,273	29.2%
Commissions/Bonus	—	—	—	308,885	—	—	308,885	5.9%	—	308,885	5.9%
Benefits	—	—	—	207,601	4,222	—	211,823	4.0%	—	211,823	4.0%
Taxes	—	—	—	133,831	1,601	—	135,432	2.6%	—	135,432	2.6%
Other	—	—	—	27,605	160	—	27,765	0.5%	—	27,765	0.5%

Total Personnel	—	—	—	2,187,241	26,938	—	2,214,178	42.3%	—	2,214,178	42.3%
Building
Rent	—	—	—	210,533	—	—	210,533	4.0%	—	210,533	4.0%
Utilities	—	—	—	53,927	531	—	54,458	1.0%	—	54,458	1.0%
Depreciation	—	—	—	50,989	—	—	50,989	1.0%	—	50,989	1.0%
Other	—	—	—	13,894	—	—	13,894	0.3%	—	13,894	0.3%

Total Building	—	—	—	329,342	531	—	329,873	6.3%	—	329,873	6.3%
Telecommunications
Telephone	—	—	—	82,730	948	—	83,678	1.6%	—	83,678	1.6%
Computers	—	—	—	44,007	3,306	—	47,313	0.9%	—	47,313	0.9%
Office Expense	—	—	—	144,625	—	—	144,625	2.8%	—	144,625	2.8%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	271,362	4,254	—	275,616	5.3%	—	275,616	5.3%
Advertising	—	—	—	142,731	—	—	142,731	2.7%	—	142,731	2.7%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	34,442	25,669	—	60,111	1.1%	—	60,111	1.1%
Collection Expense	—	—	—	4,640	—	—	4,640	0.1%	—	4,640	0.1%
Travel	—	—	—	97,845	—	—	97,845	1.9%	—	97,845	1.9%
Office Expense	—	—	—	—	2,929	—	2,929	0.1%	—	2,929	0.1%
Entertainment	—	—	—	988	—	—	988	0.0%	—	988	0.0%
Amortization	—	—	—	4,770	—	—	4,770	0.1%	—	4,770	0.1%
Taxes & Licenses	—	—	—	22,033	821	—	22,854	0.4%	—	22,854	0.4%
Other	—	—	—	70,775	211	—	70,986	1.4%	70	71,056	1.4%

Total Other Expense	—	—	—	98,566	3,961	—	102,526	2.0%	70	102,596	2.0%

Total Direct Expense	—	—	—	4,783,065	61,327	—	4,844,392	92.5%	(2,860)	4,841,532	92.5%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	440,257	(49,066)	—	391,191	7.5%	110	391,302	7.5%
Income Tax (34%)	—	—	—	171,260	—	—	171,260	3.3%	—	171,260	3.3%

Net Income	—	—	—	268,997	(49,066)	—	219,931	4.2%	110	220,042	4.2%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru July 31, 2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	148,128,742	36	—	148,507,324	53.0%	10,166,085	158,673,409	56.1%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.3%
Fee Income	226,383	105,384	—	20,977,407	—	—	21,309,174	7.6%	51,566	21,360,740	7.5%
Late Charges	149,281	—	—	12,956,531	—	—	13,105,811	4.7%	1,064,348	14,170,159	5.0%

Total Interest Income	741,283	118,310	—	182,062,680	36	—	182,922,309	65.3%	14,957,402	197,879,711	69.9%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	5.0%	3,252,426	17,179,969	6.1%

Net Interest Income	627,489	65,398	(0)	175,246,927	(6,945,048)	—	168,994,766	60.3%	11,704,976	180,699,742	63.8%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,344,204)	(134,855)	—	(2,488,555)	-0.9%	(2,302,500)	(4,791,055)	-1.7%
Reserves	—	(20,000)	—	4,032,002	—	—	4,012,002	1.4%	(7,657,559)	(3,645,557)	-1.3%
Cash	557,239	64,134	4,612	43,188,780	7,396,688	—	51,211,452	18.3%	21,376,202	72,587,655	25.6%

Total Provision	547,854	44,024	4,612	44,876,577	7,261,832	—	52,734,899	18.8%	11,416,143	64,151,042	22.7%
Net Interest included Provision	79,635	21,375	(4,612)	130,370,350	(14,206,880)	—	116,259,867		288,832	116,548,700
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	21,735,446	—	—	21,735,446	7.8%	7,311,070	29,046,516	10.3%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	0.8%	69,787	2,255,222	0.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,377,268	—	—	1,378,164	0.5%	—	1,378,164	0.5%
Other Income	171,288	256,832	2,042,382	3,263,461	66,375,233	—	72,109,195	25.7%	(20,035,165)	52,074,030	18.4%

Total Direct Income	171,288	256,832	5,266,457	25,338,431	66,375,233	—	97,408,241	34.7%	(12,266,473)	85,141,767	30.1%
Total Revenue	912,570	375,142	5,266,457	207,401,111	66,375,269	—	280,330,550	100.0%	2,690,929	283,021,478	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	60,436,266	3,000,220	—	65,253,174	23.3%	5,103,807	70,356,981	24.9%
Commissions/Bonus	—	58,213	366,715	11,879,754	302,445	—	12,607,126	4.5%	481,502	13,088,628	4.6%
Benefits	6,989	12,842	142,412	7,504,477	127,306	—	7,794,026	2.8%	451,031	8,245,057	2.9%
Taxes	6,914	15,553	159,820	6,384,045	216,840	—	6,783,173	2.4%	575,970	7,359,143	2.6%
Other	—	—	66,338	386,333	83,286	—	535,957	0.2%	126,684	662,641	0.2%

Total Personnel	100,067	259,140	2,293,278	86,590,874	3,730,096	—	92,973,455	33.2%	6,738,994	99,712,449	35.2%
Building
Rent	392	9,889	184,677	8,487,689	298,665	—	8,981,311	3.2%	880,504	9,861,815	3.5%
Utilities	—	216	40,071	1,938,946	55,139	—	2,034,372	0.7%	152,662	2,187,034	0.8%
Depreciation	40,494	2,445	84,488	2,839,315	421,566	—	3,388,308	1.2%	630,151	4,018,459	1.4%
Other	428	257	—	605,458	12,079	—	618,221	0.2%	107,514	725,735	0.3%

Total Building	41,314	12,806	309,236	13,871,407	787,449	—	15,022,213	5.4%	1,770,830	16,793,043	5.9%
Telecommunications
Telephone	6,010	6,411	89,222	3,797,825	192,696	—	4,092,165	1.5%	384,636	4,476,801	1.6%
Computers	27,156	3,315	80,347	1,797,868	378,400	—	2,287,086	0.8%	379,889	2,666,974	0.9%
Office Expense	866	415	16,583	1,019,623	26,938	—	1,064,426	0.4%	90,206	1,154,632	0.4%
Other	—	—	(551)	—	10,842	—	10,291	0.0%	700	10,991	0.0%

Total Telecommunications	34,032	10,141	185,601	6,615,316	608,877	—	7,453,967	2.7%	855,431	8,309,398	2.9%
Advertising	—	113	43,816	6,241,176	4,720	—	6,289,825	2.2%	163,736	6,453,560	2.3%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.5%	1,580,370	2,848,327	1.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.1%
Professional Fees	2,386	9,408	36,482	1,090,549	49,957,585	—	51,096,410	18.2%	101,430	51,197,840	18.1%
Collection Expense	1,860	51	—	106,583	—	—	108,494	0.0%	634,381	742,875	0.3%
Travel	—	6,620	24,540	4,222,431	128,577	—	4,382,169	1.6%	207,618	4,589,787	1.6%
Office Expense	23,071	3,158	52,550	4,519,882	292,061	—	4,890,721	1.7%	465,572	5,356,294	1.9%
Entertainment	—	68	—	119,253	35	—	119,356	0.0%	126	119,482	0.0%
Amortization	—	—	101,806	469,403	—	—	571,209	0.2%	12,568,082	13,139,291	4.6%
Taxes & Licenses	5,636	3,405	20,599	1,163,338	107,921	—	1,300,900	0.5%	203,775	1,504,674	0.5%
Other	1,326	29,298	567,361	3,050,117	474,192	—	4,122,294	1.5%	2,317,651	6,439,946	2.3%

Total Other Expense	30,033	35,930	742,315	9,321,992	874,210	—	11,004,481	3.9%	15,555,206	26,559,687	9.4%

Total Direct Expense	871,340	431,143	3,639,880	181,020,618	70,298,432	—	256,261,413	91.4%	42,694,600	298,956,012	105.6%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	26,358,636	(3,843,711)	—	24,111,634	8.6%	(40,046,168)	(15,934,534)	-5.6%
Income Tax (34%)	—	—	66,684	10,156,158	5,481,666	—	15,704,508	5.6%	(10,708,208)	4,996,300	1.8%

Net Income	41,231	(56,002)	1,544,796	16,202,478	(9,325,377)	—	8,407,125	3.0%	(29,337,960)	(20,930,834)	-7.4%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	July-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

Form Mor - 3

*	“Insider is defined in 11 U.S.C Section 101(31).

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	July-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00
Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor-3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

7/31/2007

	Premium Finance	Commercial Lending	Insurance Group			Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
				Southern	Corporate			TICO	Reinsurance
Assets
Cash/Investments	—	—	—	1,549,949	8,145,547	—	9,695,496	(52)	—	(52)	9,695,444
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	85,428,222	—	—	85,428,222	—	—	—	85,428,222
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(15,559,691)	—	—	(15,559,691)	—	—	—	(15,559,691)
Loss Reserve	—	—	—	(9,626,396)	—	—	(9,626,396)	—	—	—	(9,626,396)
Unearned Insurance	—	—	—	(1,051,098)	—	—	(1,051,098)	—	—	—	(1,051,098)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,552,025	—	—	6,552,025	—	—	—	6,552,025
Accumulated Depreciation	—	—	—	(4,911,629)	—	—	(4,911,629)	—	—	—	(4,911,629)
Accounts Receivable	73,260	—	(102)	73,148	4,346	—	150,652	(42,399)	—	(42,399)	108,253
Repossessed Automobiles	—	—	—	—	—	—	—	—	—	—	—
Intercompany Balance	730,836	57,761	(3,410,817)	(38,809,223)	80,516,665	(6,248,675)	32,836,547	(46,134,273)	13,297,726	(32,836,547)	0
Goodwill	—	—	—	17,956,202	—	—	17,956,202	—	—	—	17,956,202
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(111,660)	—	—	(111,660)	—	—	—	(111,660)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	589,030	29,967	—	618,997	—	—	—	618,997
Other Assets	—	—	—	476,770	127,329	—	604,098	111	—	111	604,210

Total Assets	804,097	57,761	(3,410,919)	42,992,658	100,984,773	(18,409,595)	123,018,775	(46,176,613)	13,297,726	(32,878,886)	90,139,889
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	—	—	1,510	25,877	—	25,877	27,387
Notes Payable	—	—	67,738	—	—	—	67,738	—	—	—	67,738
Subordinated Notes Payable	—	—	—	—	96,652,703	—	96,652,703	1,517,097	—	1,517,097	98,169,800
Accounts Payable	4,236	1,509	13,541	576,964	62,457	—	658,707	—	—	—	658,707
Employee Savings	—	—	—	—	852,555	—	852,555	—	—	—	852,555
Income Taxes Payable	—	—	—	(109,521)	2,585,496	—	2,475,975	—	—	—	2,475,975
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	2,402,213	438,874	—	2,841,087	152,132	—	152,132	2,993,220
Other Liabilities	296,177	—	—	65,360	943,397	—	1,304,933	—	—	—	1,304,933

Total Liabilities	300,413	1,509	82,789	2,935,015	101,535,482	—	104,855,208	1,695,107	—	1,695,107	106,550,315
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,414,136	(68,783,890)	(19,187,192)	(54,575,450)	(56,437,793)	13,297,726	(43,140,066)	(97,715,517)
Equity in Subsidiary	—	—	—	—	—	—	—	8,459,087	—	8,459,087	8,459,087
Current Year Income (Loss)	—	—	—	4,504,837	59,764,230	—	64,269,067	106,986	—	106,986	64,376,053

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	40,057,643	(550,709)	(18,409,595)	18,163,567	(47,871,720)	13,297,726	(34,573,993)	(16,410,426)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	42,992,658	100,984,773	(18,409,595)	123,018,775	(46,176,613)	13,297,726	(32,878,887)	90,139,889

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	July 31, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$95,127.59	$95,127.59	Bi-Weekly	EFT	0
FICA-Employee	0	$118,054.75	$118,054.75	Bi-Weekly	EFT	0
FICA-Employer	0	$118,054.75	$118,054.75	Bi-Weekly	EFT	0
Unemployment	0	$2,948.06	$2,948.06	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$334,185.15	$334,185.15	$0.00		$0.00
State and Local
Withholding	0	$2,603.31	$2,603.31	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$820.82	$820.82
Personal Property	0	1,176.36	$1,176.36
Other:	0	9,547.48	$9,547.48			0
Total State and Local Taxes	$0.00	$14,147.97	$14,147.97	$0.00		$0.00
TOTAL TAXES		$348,333.12	$348,333.12			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Form Mor - 4

*	“Insider is defined in 11 U.S.C Section 101(31).

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for July-07	July-07

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	21,155.66	7,020.10	14,135.56
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	21,155.66	7,020.10	14,135.56

Cash Disbursements
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	23,055.36	7,020.10	16,035.26
Employee Witholding of Insurance/etc	(1,899.70)		(1,899.70)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	21,155.66	7,020.10	14,135.56

	(0.00)	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 7/6/2007	Period Ending 7/20/2007	Period Ending	Total
Corporate
Salary expense	$10,434.63	$4,173.85		$14,608.48
FICA/FUTA/SUTA	$798.55	$318.55		$1,117.10
401(k) match	$217.74	$91.94		$309.68
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$11,450.92	$4,584.34	$—	$16,035.26
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$4,230.76	$2,115.38		$6,346.14
FICA/FUTA/SUTA	$322.73	$160.85		$483.58
401(k) match	$126.92	$63.46		$190.38
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,680.41	$2,339.69	$—	$7,020.10
Period Total	$16,131.33	$6,924.03	$—	$23,055.36
401(k) payable	$(1,292.81)	$(531.51)		$(1,824.32)
Payable to reimbursement	$—	$—		$—
Dental insurance	$—	$—		$—
Cancer insurance	$—	$—		$—
Life insurance	$(4.76)	$(4.76)		$(9.52)
Contingent health liability	$(32.93)	$(32.93)		$(65.86)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—

	$14,800.83	$6,354.83	$—	$21,155.66
	$(1,330.50)	$(569.20)	$—	$(1,899.70)
				$—
				$—
Net Checks	$6,605.37	$—	$—	$6,605.37
Direct Deposits	$4,395.14	$4,233.23		$8,628.37
Wage Garnishments	$—	$—		$—
Federal Tax	$1,184.53	$872.83		$2,057.36
EE SS Tax	$908.76	$388.52		$1,297.28
ER SS Tax	$908.75	$388.52		$1,297.27
EE Med Tax	$212.53	$90.88		$303.41
ER Med Tax	$212.53	$90.86		$303.39
State/local Tax	$373.22	$289.97		$663.19
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$14,800.83	$6,354.81	$—	$21,155.64

				$—
reconciliation	$—	$(0.02)	$—	$(0.02)
Accrual	$1,330.50	$569.18	$—	$1,899.68

PAYROLL - TICO

	Period Ending 7/6/2007	Period Ending 7/20/2007	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$4,230.76	$2,115.38	$—	$6,346.14
FICA/FUTA/SUTA	$322.73	$160.85	$—	$483.58
401(k) match	$126.92	$63.46	$—	$190.38
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,680.41	$2,339.69	$—	$7,020.10
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,680.41	$2,339.69	$—	$7,020.10
Total
Salary expense	$4,230.76	$2,115.38	$—
FICA/FUTA/SUTA	$322.73	$160.85	$—
401(k) match	$126.92	$63.46	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,680.41	$2,339.69	$—

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	July-07		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(10,253.38)	—	—	—	—	—		(10,253.38)

	—
	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	720,197.90	37,709.61	184,469.23	181,871.61	94,261.48	82,107.06	64,599.40	75,179.51
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	720,197.90	37,709.61	184,469.23	181,871.61	94,261.48	82,107.06	64,599.40	75,179.51

Cash Disbursements-Loans
Gross Wages	1,557,051.97	97,530.56	453,402.37	358,945.35	170,280.88	165,892.98	170,896.55	140,103.28
Federal Tax	137,107.92	6,801.87	41,865.22	32,284.74	13,815.77	11,741.83	14,737.71	15,860.78
SS Tax	88,789.22	5,937.11	26,515.31	19,976.33	9,805.90	9,609.96	10,259.28	6,685.33
Med Tax	21,926.01	1,388.52	6,420.04	5,060.40	2,413.60	2,304.05	2,399.30	1,940.10
EIC	(91.42)	—	—	(91.42)	—	—	—	—
State Tax	36,477.68	2,245.00	52.21	14,726.64	6,503.97	5,563.80	421.52	6,964.54
Advance	—	—	—	—	—	—	—	—
Mileage	923.75	(625.00)	855.00	—	250.00	—	—	443.75
Miscellaneous	(34,667.83)	(2,154.25)	(12,016.22)	(8,797.80)	(2,924.39)	(4,448.50)	(4,326.67)	—
Shortage	—	—	—	—	—	—	—	—
STD	313.00	—	—	303.00	—	—	10.00	—
Medical	1,971.32	141.27	664.80	457.05	138.50	224.37	177.28	168.05
401K Loans	33,165.60	1,362.98	7,897.83	8,335.24	2,966.48	4,508.00	4,349.41	3,745.66
401K Deducts	6,244.47	80.50	3,045.01	1,116.34	644.24	171.36	86.54	1,100.48
AHL Dental	17,012.99	760.44	5,231.81	3,984.57	1,876.75	532.11	347.95	4,279.36
AHL Cancer	6,929.32	285.16	1,651.46	1,774.34	608.78	975.50	1,012.72	621.36
AHL Life	1,194.48	104.08	357.72	337.98	58.28	103.10	42.24	191.08
Flex Med	3,402.53	182.88	972.84	722.60	394.63	403.22	398.34	328.02
Dep Care	3,494.25	19.23	380.00	542.00	200.00	403.84	38.46	1,910.72
Stop Payment Fee	368.00	—	368.00	—	—	—	—	—
Garnishment fee	—	—	—	—	—	—	—	—
Garnishment	66.00	4.00	25.00	25.00	6.00	—	6.00	—
Bankrpc	407.49	—	164.81	242.68	—	—	—	—
Child support	187.50	—	—	—	187.50	—	—	—
Tax Levy	8,128.27	578.09	2,977.55	1,716.61	827.46	1,185.15	843.41	—
Fringe	401.74	—	—	257.82	39.75	—	—	104.17
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	10,679.13	—	—	—	—	—	—	—
Federal Tax	142,011.04	578.09	3,142.36	2,217.11	1,054.71	1,401.81	2,180.88	104.17
EE SS Tax	93,070.23	6,801.87	41,865.22	32,284.74	13,815.77	11,741.83	14,737.71	15,860.78
ER SS Tax	93,070.11	5,937.11	26,515.31	19,976.33	9,805.90	9,609.96	10,259.28	6,685.33
EE Med Tax	22,927.24	5,937.06	26,515.36	19,976.36	9,805.89	9,609.91	10,259.24	6,685.30
ER Med Tax	22,927.28	1,388.52	6,420.04	5,060.40	2,413.60	2,304.05	2,399.30	1,940.10
State Tax	38,999.16	1,388.51	6,420.07	5,060.40	2,413.60	2,304.04	2,399.34	1,940.12
Futa	1,801.29	2,245.00	52.21	14,726.64	6,503.97	5,563.80	421.52	6,964.54
Suta	6,932.28	164.23	389.20	309.89	310.83	152.65	271.46	—
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	719,883.24	37,709.61	184,469.23	181,871.61	94,261.48	82,107.06	64,599.40	74,864.85
Manual Checks	—

Total Other Cash Disbursements	719,883.24	37,709.61	184,469.23	181,871.61	94,261.48	82,107.06	64,599.40	74,864.85

TOTAL ALL CASH DISBURSEMENTS	719,883.24	37,709.61	184,469.23	181,871.61	94,261.48	82,107.06	64,599.40	74,864.85

	(9,938.72)	—	—	—	—	—	—	(9,938.72)

Book Balance per bank rec.	(9,938.72)		—		—	—		(9,938.72)
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	July-07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$83,504,318
Plus Amounts billed during the period	$12,294,524
Sold Receivables during month
Less Amounts collected during the period	($10,370,621)
Total Accounts Receivable at the end of the reporting period	$85,428,221

Accounts Receivable Aging	Amount
0-30 days old	$80,099,079
31-60 days old	$2,671,618
61-90 days old	$1,593,730
91+ days old	$1,063,794
Total Accounts Receivable	$85,428,221
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$85,428,221

DEBTOR QUESTIONNAIRE

	Yes	No
Must be completed each month
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP			CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated			JOINTLY ADMINISTERED
Monthly Court Report for	July-07	HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	85,165,668.87	(3,410,817.00)	57,761.00	733,168.00	(39,031,465.87)	(46,134,203.00)
Cash Transfers between companies	(0.00)		(221,843.24)				221,843.24	—
Expenses paid by Corporate- expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(328.77)				398.52	(69.75)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 7/31/07	(0.00)	6,248,675.00	84,943,496.86	(3,410,817.00)	57,761.00	733,168.00	(38,809,224.11)	(46,134,272.75)

	(0.00)	6,248,675.00	84,943,496.86	(3,410,817.00)	57,761.00	733,168.00	(38,809,224.11)	(46,134,272.75)

Balance Sheet -July 31, 2007	—	6,248,675.00	84,943,496.54	(3,410,817.00)	57,761.00	733,168.00	(38,809,223.93)	(46,134,273.00)